UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 30, 2018

Date of Report (Date of earliest event reported)

SPIRIT MTA REIT

(Exact name of registrant as specified in its charter)

Maryland	001-38414	82-6712510
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices)

(972) 476-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Spin Agreements

On May 31, 2018, Spirit Realty Capital, Inc. (“SRC”) completed the previously announced spin-off of Spirit MTA REIT (the “Company”) through the taxable pro rata distribution of all of the outstanding common shares of beneficial interest of the Company to SRC’s holders of record as of the close of business on May 18, 2018, the record date of the distribution. Each holder of SRC common stock received one common share of SMTA for every ten shares of SRC common stock held as of the record date.

In connection with the completion of the spin-off, the Company entered into several agreements with SRC and certain of its subsidiaries that govern the relationship among the parties following the spin-off, including the following (collectively, the “Spin Agreements”):

•	Asset Management Agreement

•	Tax Matters Agreement

•	Insurance Sharing Agreement

•	Registration Rights Agreement

A summary of certain material terms of each of the Spin Agreements can be found in the sections entitled “Our Manager and Asset Management Agreement,” “Certain Relationships and Related Transactions—Tax Matters Agreement”, “—Insurance Sharing Agreement” and “—Registration Rights Agreement” of the Information Statement (the “Information Statement”) attached as Exhibit 99.1 to the Company’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2018, as amended (the “Registration Statement”), and which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Asset Management Agreement, Tax Matters Agreement, Insurance Sharing Agreement, and Registration Rights Agreement, attached hereto as Exhibits 10.1 through 10.4, respectively, each of which is incorporated herein by reference.

Indemnification Agreement

On or about May 30, 2018, the Company entered into indemnification agreements with each of the Company’s newly-appointed trustees (the “Indemnification Agreements”). The Indemnification Agreements require the Company to indemnify those individuals to the maximum extent permitted by Maryland law. A summary of the Indemnification Agreements can be found in the section entitled “Certain Provisions of Maryland Law and Our Declaration of Trust and Bylaws — Indemnification Agreements” of the Information Statement and is incorporated by reference herein. The form of Indemnification Agreement was included as Exhibit 10.1 to Amendment No. 2 of the Company’s Registration Statement on Form 10, filed with the SEC on May 4, 2018.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 31, 2018, in connection with and prior to the spin-off, Spirit Realty, L.P. (“SRLP”) and certain of its subsidiaries contributed to the Company the remaining assets of the Company not previously contributed. The Company’s combined financial statements included in the Information Statement are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 31, 2018, in connection with the spin-off, the Company issued 6,000,000 Series A preferred shares of beneficial interest to SRLP and one of its subsidiaries in consideration for the transfer of certain of the assets described in Item 2.01 above. The preferred shares issued to SRLP and its subsidiary were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. The offering was not a “public offering” because only two persons were involved in the transaction, none of the Company, SRLP or its subsidiary has engaged in general solicitation or advertising with regard to the issuance and the sale of the preferred shares, and none of the Company, SRLP or its subsidiary has offered securities to the public in connection with such issuance and sale of the preferred shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Board of Trustees of the Company

On May 30, 2018, the Board of Trustees (the “Board”) of the Company increased the size of the Board from two to five members and elected Steven G. Panagos, Richard J. Stockton and Thomas J. Sullivan to the Board effective immediately for a term continuing until their respective successors have been duly appointed and qualified. The biographies of Messrs. Panagos, Stockton and Sullivan can be found in the section entitled “Management — Biographical Information for Non-Employee Trustees and Trustee Nominees” of the Information Statement and are incorporated by reference herein. There are no arrangements or understandings between Messrs. Panagos, Stockton or Sullivan and any other person pursuant to which any of them was selected as a trustee. Additionally, there are no transactions involving the Company and Messrs. Panagos, Stockton or Sullivan that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. In connection with their elections, Messrs. Panagos, Stockton and Sullivan entered into an indemnification agreement with the Company, as described in Item 1.01 above.

On May 31, 2018, the Board appointed (i) Messrs. Stockton and Sullivan to join Steven H. Shepsman as members of the Audit Committee, (ii) Messrs. Panagos, Stockton and Sullivan to the Compensation Committee, and Mr. Sullivan as chairman of the Compensation Committee, and (iii) Messrs. Panagos, Shepsman and Sullivan to the Nominating and Corporate Governance Committee and Mr. Panagos as chairman of the Nominating and Corporate Governance Committee. Mr. Stockton was appointed as the lead independent trustee and Jackson Hsieh was elected Chairman of the Board. The Board determined that each of Messrs. Panagos, Shespman, Stockton and Sullivan qualify as an independent trustee under the independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange (the “NYSE”), and that Messrs. Stockton and Sullivan satisfy the financial literacy and other requirements for audit committee members.

Spirit MTA REIT and Spirit MTA REIT, L.P. 2018 Incentive Award Plan

On May 31, 2018, the Spirit MTA REIT and Spirit MTA REIT, L.P. 2018 Incentive Award Plan (the “2018 Plan”) became effective in connection with the approval by the Company’s then sole common shareholder. A summary of certain material features of the 2018 Plan can be found in the section entitled “Management — Incentive Award Plan” of the Information Statement, which summary is incorporated by reference herein and qualified in its entirety to the 2018 Plan, a copy of which was previously filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed with the SEC on May 31, 2018 and is also incorporated into this Item 5.02 by reference. The foregoing summary is also qualified in its entirety by the form of Restricted Share Award Agreement filed as Exhibit 10.11 to Amendment No. 2 of the Company’s Registration Statement on Form 10, filed with the SEC on May 4, 2018.

Non-Employee Trustee Compensation Program

As previously disclosed in the Information Statement, pursuant to the Company’s Non-Employee Trustee Compensation Program, each member of the Board who is not an employee of the Company, SRC or any of their respective affiliates and who was serving as a trustee as of May 31, 2018, the date of the spin-off, will be granted a restricted share award covering a number of the Company’s common shares of beneficial interest with a dollar-denominated value equal to $375,000. Each award will vest on the earlier of (i) the first anniversary of the spin-off or (ii) the next meeting (rather than the next annual meeting) of the Company’s shareholders following the spin-off, subject to the trustee’s continued service.

The above disclosure is qualified in its entirety by reference to the Company’s Non-Employee Trustee Compensation Program, attached hereto as Exhibit 10.8.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 31, 2018, the Company filed Articles Supplementary for 10.0% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest of the Company. A description of the material provisions of the preferred shares can be found in the section entitled “Description of Shares — Preferred Shares” of the Information Statement, which is incorporated by reference herein. The foregoing description is qualified in its entirety by reference to the Company’s Articles Supplementary for 10.0% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest of the Company, attached hereto as Exhibit 3.1, which is incorporated herein by reference.

In connection with the spin-off, effective as of May 31, 2018, the Company amended and restated its declaration of trust (the “Articles of Amendment and Restatement”) and bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the of the Articles of Amendment and Restatement and the Amended and Restated Bylaws can be found in the section entitled “Certain Provisions of Maryland Law and Our Declaration of Trust and Bylaws” of the Information Statement, which is incorporated by reference herein. The foregoing description is qualified in its entirety by reference to the Company’s Articles of Amendment and Restatement and Amended and Restated Bylaws, attached hereto as Exhibits 3.2 and 3.3, respectively, each of which is incorporated herein by reference.

Item 8.01.	Other Events

On June 1, 2018, the Company issued a press release announcing the completion of the spin-off and the commencement of trading of the Company’s common shares on the NYSE. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

3.1	Articles Supplementary for 10.0% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest of Spirit MTA REIT

3.2	Articles of Amendment and Restatement of Spirit MTA REIT

3.3	Amended and Restated Bylaws of Spirit MTA REIT

10.1	Asset Management Agreement between Spirit Realty, L.P. and Spirit MTA REIT

10.2	Tax Matters Agreement between Spirit Realty Capital, Inc. and Spirit MTA REIT

10.3	Insurance Sharing Agreement between Spirit Realty, L.P., Spirit Realty Capital, Inc. and Spirit MTA REIT

10.4	Registration Rights Agreement between Spirit Realty, L.P. and Spirit MTA REIT

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 2 to the Company’s Registration Statement on Form 10-12B, as filed on May 4, 2018)

10.6	Spirit MTA REIT and Spirit MTA REIT, L.P. 2018 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, as filed on May 31, 2018)

10.7	Form of Restricted Share Award Agreement (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Company’s Registration Statement on Form 10-12B, as filed on May 4, 2018)

10.8	Non-Employee Trustee Compensation Program

99.1	Press release dated June 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spirit MTA REIT

Date: June 5, 2018	By:	/s/ Ricardo Rodriguez
	Name:	Ricardo Rodriguez
	Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer